Exhibit 10.15(b)

CONFIRMATION AND AMENDMENT OF LOAN DOCUMENTS

THIS CONFIRMATION AND AMENDMENT OF LOAN DOCUMENTS (“Confirmation and Amendment”), is executed to be effective as of February 7, 2018, by and between IMPAC MORTGAGE CORP., a California corporation (hereinafter referred to as "Borrower"), and MERCHANTS BANK OF INDIANA (hereinafter referred to as "Lender");

W I T N E S S E S   T H A T:

WHEREAS, Borrower and Lender entered into a certain Line of Credit Promissory Note dated August 17, 2017 (hereinafter, as heretofore amended, modified or restated, referred to as the "Note") pursuant to which Lender, among other things, extended to Borrower a line of credit in a principal amount which has since been amended to Thirty Million and 00/100 Dollars ($30,000,000.00), (such line of credit is referred to in the Note and hereinafter referred to as the "Loan");

WHEREAS, the Loan is evidenced by (i)  the Note, and (ii) a certain Security Agreement dated August 17, 2017, entered into by Borrower in favor of Lender (the “Security Agreement”), together with all other documents evidencing or securing the Loan (collectively, as heretofore amended, the “Loan Documents”);

WHEREAS, Borrower has requested certain amendments to the Loan Documents as more particularly described herein;

WHEREAS, Lender is willing to modify the Loan Documents subject to, inter alia, the terms and conditions hereinafter specified and upon the condition that Borrower makes the acknowledgements, agreements and confirmations set forth herein and executes all documents reasonably required by Lender to effectuate such modification.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender agree as follows:

1. Borrower and Lender hereby agree that the amount of the Loan, as reflected in the Note and all other Loan Documents, is hereby increased to Fifty Million and 00/100 Dollars ($50,000,000.00).

2. Borrower and Lender hereby agree that the indebtedness of Borrower evidenced by the Note and Loan Documents shall be extended and that the Maturity Date under the Note and any termination, expiration or maturity date contained in the Loan Documents is hereby extended to January 31, 2019.

3. Borrower and Lender hereby agree that in the first paragraph of the Note, “same day as each change in such One Month LIBOR takes effect” is hereby deleted and replaced with “first day of each calendar month” in lieu thereof.

Exhibit 10.15(b)

4. Borrower acknowledges and confirms that the Loan Documents continue in full force and effect and secure, extend to, include and are effective with respect to the Loan, and all other indebtedness and obligations of Borrower to Lender more particularly described in the Loan Documents as being secured thereby.  Borrower reaffirms and ratifies all warranties, representations, provisions, conditions, terms, covenants and agreements set forth in the Loan Documents.

5. Borrower represents and warrants to Lender that (a) as of the effective date hereof, there exists no event of default under the Note or Loan Documents, or any condition that, with the giving of notice,  lapse of time, or both, would constitute an event of default under the Note or Loan Documents, and (b) Borrower has no defenses, offsets, claims or counterclaims against Lender under the Note, the Loan Documents or any other agreement, instrument, document or event executed or occurring in connection therewith.

6. Borrower hereby agrees to reimburse Lender upon demand for all costs and expenses incurred by Lender in connection with the amendment and modification of the terms and conditions of the Loan pursuant to this Confirmation and Amendment, including but not limited to all premiums and fees of any title insurance company in connection with issuing any endorsement required by Lender to any policy of title insurance, all recording fees and all reasonable attorneys’ fees and expenses.

7. This Confirmation and Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors, assigns and legal representatives.

8. The undersigned, executing this Confirmation and Amendment for and on behalf of Borrower, certifies and represents to Lender that s/he is duly authorized by all action necessary on the part of Borrower to execute and deliver this document and that this document constitutes a legal, valid and binding obligation of Borrower in accordance with its terms.  This agreement may be executed and delivered in multiple counterparts, each of which when so executed and delivered shall be an original, and all of which together shall constitute one and the same instrument.

9. This Confirmation and Amendment shall be governed by and construed in accordance with the laws of the State of Indiana.

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Exhibit 10.15(b)

IN WITNESS WHEREOF, the undersigned have caused this Confirmation and Amendment of Participation Agreement to be executed effective as of the day and the year first above written.

Borrower:

IMPAC MORTGAGE CORP.

By: /s/ Todd Taylor

Name:     Todd Taylor__________________

Title:    EVP, CFO

Participant:

MERCHANTS BANK OF INDIANA

By: /s/ Michael J Dunlap

Name:     Michael J Dunlap_____________

Title:    President

Consent and Acknowledgement of Guarantor

The undersigned Guarantor hereby consents to

and acknowledges the foregoing Confirmation

and Amendment as of the date first above written.

Guarantor:

INTEGRATED REAL ESTATE SERVICE CORP.,

a Maryland corporation

By:       /s/ Kathy Hancock

Name:     Kathy Hancock_______________

Title:    SVP Warehouse / Treasury